Fourth Quarter 2017   Investor Presentation   February 14, 2018

This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain   forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a   future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar   terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking   statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates;   the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any   financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real   estate business; our ability to grow our residential mortgage credit business; our ability to grow our middle market lending business; credit risks   related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets,   commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any   contemplated investment opportunities; changes in government regulations and policy affecting our business; our ability to maintain our   qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment   Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in   the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form   10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any   forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except   as required by law.   Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market   conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of   downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or   investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or   strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be   profitable or will equal the performance of such past investment recommendations or strategies.   Non-GAAP Financial Measures   This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive   of the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and   other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed   in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core   earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations”   in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.   Safe Harbor Notice   1

Overview

Source: Bloomberg, Company filings. Financial data as of December 31, 2017. Market data as of December 31, 2017.   (1) Agency assets include to be announced (“TBA”) purchase contracts (market value) and mortgage servicing rights (“MSRs”). Residential Credit and Annaly Commercial Real Estate (“ACREG”) assets include only the economic interest of consolidated variable interest entities (“VIEs”).   (2) Dedicated capital includes TBA purchase contracts, excludes non-portfolio related activity and varies from total stockholders’ equity.   (3) Sector rank compares Annaly dedicated capital in each of its four investment groups as of December 31, 2017 (adjusted for P/B as of December 31, 2017) to the market capitalization of the companies in each respective comparative sector as of December 31, 2017. Comparative sectors   used for Agency, ACREG, and Residential Credit ranking are their respective sector within the Bloomberg Mortgage REIT Index (“BBREMTG”) as of December 31, 2017. Comparative sector used for Annaly Middle Market Lending Group (“AMML”) ranking is the S&P BDC Index.   (4) Levered return assumptions are for illustrative purposes only and attempt to represent current market asset returns and financing terms for prospective investments of the same, or a substantially similar, nature in each respective group.   Annaly is a Leading Diversified Capital Manager   3   Agency   Residential   Credit   Commercial Real   Estate   Middle Market   Lending   Strategy   Countercyclical/Defensive Cyclical/Growth Cyclical/Growth Countercyclical/Defensive   Levered Returns(4)   9% - 10% 8% - 11% 7% - 10% 9% - 11%   Assets(1) | Capital(2)   $107.3bn | $11.6bn $2.8bn | $1.6bn $2.0bn | $1.1bn $1.0bn | $0.8bn   Sector Rank(3)   #1/6 #6/18 #4/12 #14/42   The Annaly Agency Group   invests in agency MBS   collateralized by   residential mortgages   which are guaranteed by   Fannie Mae, Freddie Mac   or Ginnie Mae   The Annaly Residential   Credit Group invests in   non-agency residential   mortgage assets within   securitized product and   whole loan markets   The Annaly Commercial   Real Estate Group   originates and invests in   commercial mortgage   loans, securities, and other   commercial real estate debt   and equity investments   The Annaly Middle   Market Lending Group   provides financing to   private equity backed   middle market businesses   across the capital structure

Annaly by the Numbers   Source: Bloomberg and internal Company data. Note: Market and financial data as of December 31, 2017, unless otherwise noted. “mREIT” refers to BBREMTG Index.   (1) Represents total return for the year ended December 31, 2017.   (2) July common offering size includes the underwriter’s full exercise of its overallotment option to purchase additional shares of common stock. October common offering size includes the underwriter’s partial exercise of its overallotment option to purchase   additional shares of common stock. July preferred offering size includes the underwriter’s partial exercise of its overallotment option to purchase additional shares of preferred stock. Subsequent to quarter-end, on January 12, 2018, Annaly closed a public   offering of 17mm shares of its 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock. Gross proceeds for all offerings are before deducting the underwriting discount and other estimated offering expenses.   (3) Company filings as of September 30, 2017. Core Earnings (excluding PAA) is a non-GAAP financial measure. Annaly and other mREITs generally utilize “Core” or similarly adjusted EPS; see Appendix. Peer Composite is calculated by weighting Annaly’s   dedicated equity of each business to the corresponding peer average’s operating expenses divided by total equity.   4   32%   Annaly’s 2017 total return is   ~50% better than both S&P 500   and mREIT sector average(1)   $13.8bn   Annaly’s market cap is greater   than the 24 smallest mREITs   combined   17   Annaly declared its 17th   consecutive $0.30 dividend in   Q4 2017   Outperformance Size & Scale   24%   Annaly has increased its   capital dedicated to credit   assets from 11% in 2014 to 24%   at the end of Q4 2017   Diversification   Dividend Stability   $1.0bn   Annaly’s middle market   lending portfolio surpassed   $1.0bn in assets in Q4 2017   Portfolio Growth   $9.1bn   Annaly’s unencumbered   assets at year end represent   ~61% of total equity value   Liquidity   100%   All of Annaly employee stock   purchases since 2014 have   been completed in the open   market   Shareholder Alignment   16%   Annaly’s operating expense to   core earnings (excluding PAA)   ratio of 16% is significantly   lower than the mREIT sector   average(3)   Operating Efficiency   $2.8bn   Raised $2.8bn of capital across   common and preferred   markets over 6 months(2)   Capital Raising

Recent Accomplishments and Developments   Source: Bloomberg and internal Company data.   Note: July common offering size includes the underwriter’s full exercise of its overallotment option to purchase additional shares of common stock. October common offering size includes the underwriter’s partial exercise of its overallotment   option to purchase additional shares of common stock. July preferred offering size includes the underwriter’s partial exercise of its overallotment option to purchase additional shares of preferred stock. Subsequent to quarter-end, Annaly closed a   public offering of 17mm shares of its 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock. Gross proceeds for all offerings are before deducting the underwriting discount and other estimated offering expenses.   Annaly has achieved a number of significant strategic and organizational milestones over the past twelve months   $816 Million   Common Equity Follow-On   July 18, 2017   $720 Million   6.95% Series F Fixed-to-   Floating Rate Cumulative   Redeemable Preferred Stock   July 25, 2017   $857 Million   Common Equity Follow-On   October 6, 2017   $425 Million   6.50% Series G Fixed-to-   Floating Rate Cumulative   Redeemable Preferred Stock   January 8, 2018   Market Leading Capital Raises   Agency   Joint Venture with a   Premier Sovereign   Wealth Fund   Partnerships with   Various Well-Known   Money Center Banks and   Loan Aggregators   Residential Credit Commercial Real Estate Middle Market Lending   Environmental, Social   and Governance   5   Strategic Partnerships   Partnership with Large,   Diversified M&A Advisor   and Debt Placement   Agent   Joint Venture with   Partnership with   Joint Venture with

Fourth Quarter 2017 Financial Highlights   Source: Company filings.   Note: Financial and market data as of December 31, 2017, unless otherwise noted.   * Represents a non-GAAP financial measure; see Appendix.   (1) Economic return is shown for full year 2017 and represents change in book value plus dividends declared over prior period book value.   (2) Agency assets include TBA purchase contracts (market value) and MSRs. Residential Credit and ACREG assets are exclusive of consolidated variable interest entities VIEs.   (3) Dedicated capital will vary from stockholders’ equity as it includes TBA purchase contracts and excludes non-portfolio related activity.   (4) Reflects average cost of funds on interest bearing liabilities, inclusive of hedging.   6   Earnings &   Book Value   Investment   Portfolio   Financing &   Hedging   Earnings Per Share   Total Portfolio(2) Capital Allocation(3)   $113.1bn   Unencumbered Assets   $9.1bn   ~61% of total equity   value   Average Cost of Funds(4)   1.83%   1bp increase despite   25bps hike on the   front end   Economic Leverage   6.9x   6.6x   Q3 2017 Q4 2017   Avg. Yield on Assets (ex. PAA)*   Agency   76%   Resi Credit   11%   ACREG   8%   AMML   5%   Credit   24%   2.97%   3.02%   Q3 2017 Q4 2017   Total Hedge Portfolio   $67.6bn   Includes $35bn of   swaps, $6bn of   swaptions and $26bn   of futures   $0.62 | $0.31   Return on Equity   20.6%|10.7%   Dividend Per Share   $0.30   Dividend Yield   10.09%   1.47%   1.51%   Q3 2017 Q4 2017   Net Interest Margin (ex. PAA)*Book Value Per Share   $11.34   2017 Economic Return(1)   12.37%   Core   (ex. PAA)*GAAP   Core   (ex. PAA)*GAAP

Annaly’s Continued Focus on Corporate Responsibility and Governance   Management Ownership and   Shareholder Alignment    Senior management   voluntarily increased stock   ownership guidelines(1)    100% of employee stock   purchases since 2014 have   been completed in the open   market(2)    Members of the executive   team have purchased nearly   $25mm of Annaly stock in   the open market since   2011(3)    100% of Managing Directors   and Director-level   employees own Annaly   shares(2)   On-Going Management   Purchases   Capital Impact Partners    Annaly and Capital Impact   Partners launched a social   impact investing joint   venture    Dedicated to supporting   community development in   underserved cities across   the country    Provides direct financing for   socially responsible projects   in low-income communities    Fully invested as of Q4 2017   Q4 2017 New Partnership   Annaly   Board of Directors    Annaly CEO Kevin Keyes   named Chairman of the   Board(4)    Announced the addition of   two new board members(4)    Created the new Public   Responsibility Committee   and rotated committee   memberships and   chairmanships    Full Board member of   National Association of   Corporate Directors   (“NACD”)   Enhancements and   Refreshments   Bloomberg Gender Equality   Index    Recognized in the 2018   Bloomberg Gender-Equality   Index (GEI)    Reflects the Company’s   commitment to creating a   gender equal workplace    Women make up 31% of   employee base and 36% of   Board(5)   2018 Index Inclusion   7   (1) In July 2017, senior management voluntarily committed to increase their stock ownership guidelines over the next 3 years.   (2) As of December 31, 2017.   (3) Represents executive team as of December 31, 2017, which is comprised of Kevin Keyes, Wellington Denahan, Glenn Votek, David Finkelstein, Anthony Green, and Tim Coffey. Includes dividend reinvestments.   (4) Effective January 1, 2018.   (5) As of January 1, 2018.

Investment Highlights

Advantages of Annaly’s Shared Capital Model   20x the market capitalization size of the   median mREIT(1)   Size & Scale   Diversification   Current number of available investment options are   almost 3x more than in 2013   65% lower operating expense as a % of assets and   51% lower operating expense as a % of equity(3)   Operating Efficiency   Annaly’s diversification, scale and liquidity coupled with an established investment platform provide a   unique opportunity in today’s markets   Source: Bloomberg, SNL Financial, and Company filings.   (1) BBREMTG Index as of December 31, 2017.   (2) Company filings as of December 31, 2017. “Unencumbered assets” are representative of Annaly’s excess liquidity and are defined as assets that have not been pledged or securitized (including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS,   Residential mortgage loans, MSRs, CRE debt investments, CRE debt and preferred equity held for investment and corporate debt).   (3) Represents Annaly's average operating expense as a percentage of average assets and average equity compared to the BBREMTG Index from 2012 to Q3 2017 annualized. Analysis includes companies in BBREMTG Index with market capitalization above $200mm   as of December 31 of each respective year and as of September 30, 2017. Operating expense is defined as: (i) for internally-managed peers, the sum of compensation and benefits, general and administrative expenses (“G&A”) and other operating expenses, and (ii)   for externally-managed peers, the sum of net management fees, compensation and benefits (if any), G&A and other operating expenses.   (4) Represents total return for the year ended December 31, 2017.   9   Annaly utilizes a multitude of funding sources and   has over $9 billion of unencumbered assets(2)   Liquidity & Financing   Annaly’s 2017 total return is ~50% better than both   S&P 500 and mREIT sector average(4)Performance

–   $2,000   $4,000   $6,000   $8,000   $10,000   $12,000   $14,000   N   L   Y   A   G   N   C   S   T   W   D   N   R   Z   T   W   O   M   F   A   C   IM   B   X   M   T   N   R   F   C   L   N   Y   IV   R   H   T   S   C   Y   S   AR   I   R   W   T   C   M   O   P   M   T   AR   R   S   T   A   R   M   T   G   E   N   Y   M   T   A   N   H   A   M   T   G   W   M   C   M   IT   T   R   S   O   A   B   R   A   C   R   E   D   X   R   A   S   O   R   C   A   JX   IM   H   O   R   M   S   L   D   E   AR   N   C   H   M   I   O   A   K   S   L   O   A   N   B   MN   M   O   R   G   N   V   R   T   B   S   A   C   H   M   a   rk   et   C   a   p   (   $   mn   )   Annaly Agency Hybrid Commercial Removed   Annaly’s market   capitalization is greater   than the sum of the 24   smallest mREITs   combined   During the same time   period, the total number of   mREITs in the industry has   decreased from 40 to 34   Since the Hatteras   acquisition announcement   in April 2016, Annaly’s   market capitalization has   increased by nearly   $4.2bn, or ~57%   Source: Market data per Bloomberg as of December 31, 2017.   Note: Compares companies in the BBREMTG Index as of December 31, 2017 to the same list of companies as of April 8, 2016 (the last trading day prior to the announcement of the acquisition of Hatteras Financial Corp.). No outline denotes   either a reduction in market cap or no change to market cap from April 8, 2016 to December 31, 2017. Removed companies includes companies that have been acquired or those that have been removed from the index. Companies that have   been added to the BBREMTG Index from April 8, 2016 to December 31, 2017 include AJX, OAKS, LOAN and SACH and are shown in green.   Since Annaly announced the acquisition of Hatteras Financial Corp. (“Hatteras”) in April 2016, the number of   mREITs has fallen by 15% and the industry market capitalization has grown by nearly $14.4bn   Annaly Advantages | Size & Scale   Growth Consolidation Size     N   R   F   C   L   N   Y   H   T   S   S   T   A   R   A   M   T   G   IM   H   A   JX   O   RG   N   V   R   T   B   O   A   K   S   L   O   A   N   SA   C   H   10   B   M   N   M

Repo               FHLB       Broker-Dealer      Credit Facilities         Securitization               A-Notes        Convertible Notes         Preferred Equity              Annaly Advantages | Liquidity & Unmatched Financing Sources and Capital   Source: Bloomberg, SNL Financial, and Company filings.   Note: Financial data as of December 31, 2017 or most recent quarter available. Peers include the top 5 largest mREITs by market capitalization in their respective sector within the BBREMTG Index as of December 31, 2017, excluding Annaly. Check   mark given to Annaly for each financing alternative that it currently utilizes or has previously utilized   (1) Reflects unencumbered assets as reported or similarly calculated.   Unencumbered Assets ($bn)(1)   11   Annaly’s superior liquidity position and financing flexibility provides it with unique competitive advantages   $9.1   $4.8   $2.2   $0.6 $0.7 $0.3   $0.9   $1.8   $1.1 $1.0 $0.7   $2.5   $2.9   $0.7   $0.2 $0.2    A B C D E A B C D E A B C D E   NLY Agency Peers Hybrid Peers Commercial Real Estate Peers   Financing   Options

Source: Company filings as of December 31, 2017.   Annaly Advantages | Diversification through Internal Growth   Annaly’s diversification strategy is now made up of 36 investment options   Total Number of Investment Options   12   13   16   26   29   36   2013 2014 2015 2016 2017   Nu   m   b   er   o   f   A   v   a   il   a   ble   I   n   v   es   tm   ent   Opt   io   n   s   Agency Residential Credit ACREG AMML   2013   Commercial   Real Estate   2014   Completed   Restructuring of   Agency and   Hedge Portfolio   2015   Securitized Non-   Agency MBS   2016   Residential   Whole Loans   2017   Agency and Non-   Agency   CMBS/CMBX   N   o   tab   le   Produc   t   A   d   d   it   io   n   s

4.6%   16.9%   24.3%   35.6%   31.9%   73.1%   28.4%   86.7%   –   10.0%   20.0%   30.0%   40.0%   50.0%   60.0%   70.0%   80.0%   90.0%   NLY Agency BBREMTG   Index Agency   Peers   NLY Resi   Credit   BBREMTG   Index Resi   Credit Peers   ACREG BBREMTG   Index CRE   Peers   AMML S&P BDC   Index   16.1%   26.5%   NLY Peer Composite Based on   Dedicated Equity   Source: Company filings as of September 30, 2017.   (1) General & Administrative expenses for Annaly business lines are based on internal expense sharing methodologies plus additional estimated public entity costs.   (2) Core Earnings (excluding PAA) is a non-GAAP financial measure. Annaly and other mREITs generally utilize “Core” or similarly adjusted EPS; see Appendix.   (3) Peer Composite is calculated by weighting Annaly’s dedicated equity of each business to the corresponding peer average’s operating expenses divided by total equity.   (4) ACREG excludes depreciation and amortization from Core Earnings, consistent with Commercial Real Estate Peers.   Annaly Advantages | Operating Efficiency   13   Operating Expenses as a % of Core Earnings (excluding PAA)(1)(2)   (4)   Annaly benefits from its scale and diversification, operating at significantly lower cost levels   than smaller, monoline business models   (3)

Source: Bloomberg. mREITs represent BBREMTG Index. Utilities represent the Russell 3000 Utilities Index. MLPs represent the Alerian MLP Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. Banks represent the   KBW Bank Index. S&P represents the S&P 500 index.   Note: Total return shown for the year ended December 31, 2017. Price to book multiples as of December 31, 2017.   Annaly Advantages | Returns and Outperformance   Annaly outperformed all other yield options in 2017   31.8%   21.8%   18.6%   29.0%   (6.5%)   6.5%   (15.0%)   (10.0%)   (5.0%)   –   5.0%   10.0%   15.0%   20.0%   25.0%   30.0%   35.0%   Dec-16 Feb-17 Apr-17 Jun-17 Aug-17 Oct-17 Dec-17   To   ta   l   R   etu   rn   ,   %   Annaly mREITs Utilities MLPs Asset Managers Banks S&P   20.3%   14   Cumulative   Total Return   Current Price to   Book Ratio   Annaly 31.8% 1.04x   Asset Managers 29.0% 2.24x   S&P 21.8% 3.30x   mREITs 20.3% 1.02x   Banks 18.6% 1.46x   Utilities 6.5% 2.22x   MLPs (6.5%) 1.71x

Macro Outlook & Positioning

 After the re-pricing of front-end rates in 2017, the market is now   more aligned with current Fed guidance of three hikes for 2018    Risks for the Fed outlook are roughly balanced as hikes are   somewhat priced in over the medium-term, however, remain   uncertain over longer period    Hiking path likely to remain gradual if inflation remains range   bound below the Fed target   Fed hikes priced in to short-term yields(1) Supply could raise long-term yields(2)    Markets have begun pricing changes to foreign monetary policy    Improved growth could boost real interest rates    Long-end faces higher deficits and flows from Fed runoff that is   expected to add $495bn to supply in USTs and $310bn in MBS   over the next two years   (1) Source: Bloomberg, Federal Reserve Board.   (2) Source: Bloomberg, Congressional Budget Office, Bureau of Economic Analysis.   16   Macro Outlook | Interest Rate Environment   0.0%   0.5%   1.0%   1.5%   2.0%   -2.5%   -2.0%   -1.5%   -1.0%   -0.5%   0.0%   Feb-16 Aug-16 Feb-17 Aug-17 Feb-18   Mkt Underpricing of 2018 Hikes 2yr UST Yield   2yr UST rose   by 29bps more   than suggested   by forwards in   -15.0%   -12.5%   -10.0%   -7.5%   -5.0%   -2.5%   0.0%   2.5%   5.0%   ($1,500)   ($1,250)   ($1,000)   ($750)   ($500)   ($250)   $0   $250   $500   1990 1995 2000 2005 2010 2015 2020 2025   Bud   g   et sh   o   rtfa   ll a   s sh   a   re of   G   D   P   , %     U   S   b   ud   g   et   d   efici   t/   su   rplus   ,   $   b   n   Deficit/ Surplus Tax Cut Shortfall Share of GDP (rhs)   Forecast   “The Committee expects that economic conditions will evolve in a   manner that will warrant gradual increases in the federal funds rate”   – Janet Yellen, December 2017 press conference   “We do not foresee a need to alter our balance sheet normalization   program”   – Janet Yellen, December 2017 press conference   F   F   F   u   tur   es   v   s.   F   OMC   g   uid   a   n   ce   , %   Yi   eld   , %

–   $100   $200   $300   $400   1   9   9   7   1   9   9   8   1   9   9   9   2   0   0   0   2   0   0   1   2   0   0   2   2   0   0   3   2   0   0   4   2   0   0   5   2   0   0   6   2   0   0   7   2   0   0   8   2   0   0   9   2   0   1   0   2   0   1   1   2   0   1   2   2   0   1   3   2   0   1   4   2   0   1   5   2   0   1   6   2   0   1   7   $0   $1   $2   $3   $4   0   5   10   15   2001 2003 2005 2007 2009 2011 2013 2015   Months Supply (lhs) Existing Inventory (rhs)   Macro Outlook | Credit Environment   17   (1) Source: Bank of America Merrill Lynch Research.   (2) Source: Real Capital Analytics and Prequin Ltd.   (3) Source: Thomson Reuters. Capital raised includes all U.S. buyouts and mezzanine by private equity sponsors per Thomson Reuters as of December 31, 2017. Assumes that capital is deployed evenly over a five year period and equity is   45% of the capital structure based on the average of MM and BSL equity contribution for 2017 according to the Thomson Reuters Middle Market 4Q 17 Review as of January 8, 2018.   Residential   Credit   Commercial   Real Estate   Middle   Market   Lending   Annaly is positioned to capitalize on numerous opportunities in the credit markets   U.S. Annual Capital Raised by Private Equity ($bn)(3)   CRE Transaction Volumes and PE Dry Powder ($bn)(2)    Supportive housing fundamentals have   contributed to strong performance of Annaly’s   existing portfolio, while tight spreads have   made it challenging to redeploy capital within   securitized markets    Limited housing inventories driving home   prices    While high valuations and structuring   challenges continue to require a selective   approach to new investments, the economic   backdrop remains attractive    Commercial real estate market characterized by   significant liquidity on the lending side and   intense competition for deals    PE fundraising continues to create significant   demand for debt capital    Banks in the middle market are capital   constrained and distribution focused, creating   a unique opportunity in the leveraged loan   market   Months Supply (months) vs. Existing Inventories ($mm)(1)   $1.2tn of equity raised creates   demand for $1.5tn of debt in the   following 10 years   $0   $200   $400   $600   $800   $1,000   2009 2010 2011 2012 2013 2014 2015 2016 2017   Trans Vol. PE Dry Powder

18   Macro Outlook | Tax Reform – Impact on Yield Sector Returns   Source: Bloomberg, Company filings.   Note: Yield Sectors include Utilities represented by the Russell 3000 Utilities Index, Asset Managers represented by the S&P 500 Asset Management and Custody Bank Index, and Banks represented by the KBW Bank Index. Percentages may not   sum due to rounding.   (1) Effective Investor Tax Rates assume highest income tax brackets. Dividends on Banks and Utilities are assumed to be qualified. NLY common and preferred stock dividends are 20% deductible under Tax Cuts and Jobs Act.   (2) Dividend Yields calculated using Bloomberg 2018 Dividend Estimates as of December 31, 2017.   (3) Utilities and Banks New Pre-Tax Dividend Yields assume constant dividend payout ratio on increased earnings due to stated corporate tax rate reduction from 35% to 21%.Asset Managers New Pre-Tax Dividend yield assumes asset   managers are not taxed as corporations and provide a constant payout ratio.   Annaly retail investors projected to see   significant increase in after-tax yields(1)   6.10%   4.06%   3.17%   1.68% 1.34%   1.01%   0.67%   0.68%   0.36%   0.06%   7.11%   4.74%   3.85%   2.04%   1.40%   0.0%   2.0%   4.0%   6.0%   8.0%   NLY NLY Series F Pfd Utilities Banks Asset Managers   Old After-Tax Yield After-Tax Yield Increase   Dividend   Yield(2)   Effective   Investor Tax   Rate(1)   Effective Investor After-Tax   Dividend Yield   Old New(3) Old New Old New Increase % Change   NLY 10.1% 10.1% 39.6% 29.6% 6.1% 7.1% 1.0% 16.6%   NLY Series F Pfd 6.7% 6.7% 39.6% 29.6% 4.1% 4.7% 0.7% 16.6%   Utilities 4.0% 4.8% 20.0% 20.0% 3.2% 3.9% 0.7% 21.5%   Banks 2.1% 2.5% 20.0% 20.0% 1.7% 2.0% 0.4% 21.5%   Asset Managers 2.2% 2.2% 39.6% 37.0% 1.3% 1.4% 0.1% 4.3%    At the highest personal income tax bracket,   the after-tax dividend yield for Annaly   common equity holders is expected to   improve by 16.6%    Pass-through income deduction at the   highest personal income tax bracket lowers   effective tax rate on Annaly dividends from   39.6% to 29.6%   Individual mortgage REIT investors should benefit from a significant decrease in dividend tax burden due to 20%   REIT pass-through income deduction included in Tax Cuts and Jobs Act   Yi   el   d   , %

Industry/Macro Factors   Annaly’s Opportunity   Fed Exit   GSE Risk Sharing   Banks Outsourcing Credit   Private Equity Needs   New Partners   19   Annaly is positioned to capitalize on industry and macro evolution   Agency   Residential   Credit   Commercial Real Estate   Middle Market Lending   Annaly’s Business Annaly Positioning Provides:    Permanent Capital Solution    Efficient Shared Capital Model    Low Beta as Volatility Increases   Dramatically    High Margin Platform    Stable and Diversified Cash Flows    Consolidator of Smaller, Less   Efficient, Mono-Line Platforms

Business Update

Pass Through   Coupon Type   Agency MBS Portfolio   Note: Data as of December 31, 2017. Percentages based on fair market value and may not sum to 100% due to rounding.   (1) Includes TBA purchase contracts and MSRs.   (2) “High Quality Spec” protection is defined as pools backed by original loan balances of up to $125k, highest LTV pools (CR>125%LTV), geographic concentrations (NY/PR). “Med Quality Spec” includes 200k loan balance, 175k loan balance,   150k loan balance, high LTV pools (CQ 105-125% LTV) . “40+ WALA” is defined as weighted average loan age greater than 40 months and treated as seasoned collateral.    The Agency portfolio was net unchanged at $107.3 billion in assets at the end of Q4 2017(1)    Focused on rotating into higher quality specified pools while selling roughly 20% of the TBA position    Economic leverage declined as a result of lower TBA balances and higher levels of equity following the October common   equity offering    Agency MBS spreads held firm in Q4 amid lower volatility, sound demand, and continued relative attractiveness of the   sector    ~81% of the portfolio is positioned in securities with prepayment protection at the end of Q4 2017   Asset Type(1) Portfolio Quality(2)   Total Dedicated Capital: $11.6 billion(1)   15 & 20Yr:   13%   30Yr+:   87%   21   High   Quality   Spec   32%   Med Quality Spec   30%   40+   WALA   18%   Generic   19%3.5%   32%   4.0%   39%   >=4.5%   10%   <=3%   6%   <=3.0%   8%   3.5%   3%   >=4.0%   2%   30 Yr   79%   ARM   7%   15 Yr   8%   20 Yr   4%   IIO/IO/MSR 2%

Note: Data as of December 31, 2017. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Prime Jumbo and Prime classifications include the economic interest of certain positions that are   classified as Residential Mortgage Loans within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding.   (1) Pie charts are shown exclusive of securitized residential mortgage loans of a consolidated VIE.   (2) Prime classification includes $916k of Prime IO.    The Residential Credit portfolio grew to $2.8 billion at the end of Q4 2017, an ~6% increase from Q3 2017    The whole loan portfolio has grown to more than $900mm on balance sheet since Q3 2016    Expect whole loans to remain the largest growth component for the Residential Credit portfolio throughout 2018    Residential Credit spreads continue to move tighter as the global search for yield persists    Supportive housing fundamentals have translated to strong performance of our existing residential investments    Continue to see improvement in Non-Agency repo funding levels, though not in lockstep with the tightening in asset   yields   Sector Type(1)(2) Effective Duration(1)Coupon Type(1)   Total Dedicated Capital: $1.6 billion   Residential Credit Portfolio   22   Agency   CRT   22%   Private   Label CRT   1%   Prime   8%   Alt A   7%   Subprime   19%   NPL   0%   RPL   1%   Prime   Jumbo   8%   Prime   Jumbo IO   1%   WL   33%   Fixed   27%   Floating   40%   ARM   32%   IO   <1%   <2 yrs   63%   2-3 yrs   17%   3-4 yrs   8%   4-5 yrs   5%   >5 yrs   7%

Commercial Real Estate Portfolio   Note: Data as of December 31, 2017. Portfolio statistics and percentages are based on economic interest and may not sum to 100% due to rounding. Data shown is exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed   securities and includes CMBS conduit securities.   (1) Other includes 23 states, none of which represent more than 5% of total portfolio value.    The Commercial Real Estate portfolio was net unchanged at $2.0 billion in assets at the end of Q4 2017    Assets continue to perform as the supply/demand fundamentals in the U.S. Commercial Real Estate market remain   favorable    New investment activity has been moderate, primarily as a result of a cautious stance on credit and valuations, a   significant decline in new acquisition activity by sponsors, and a highly competitive market    $104 million of new investments closed in Q4 2017, coupled with $13 million of additional fundings    $132 million of payoffs/paydowns in Q4 2017    Borrowers achieved business plans / assets appreciated in value    Active pipeline with quality opportunities, but will remain disciplined   Asset Type Sector Type Geographic Concentration(1)   Total Dedicated Capital: $1.1 billion   23   Mezzanine   31%   Equity   23%   First   Mortgage   23%   Credit   CMBS   20%   AAA CMBS   2%   Preferred   Equity   1%   Multifamily   36%   Retail   26%   Office   17%   Hotel   13%   Other   8% NY   26%   TX   12%   CA   10%OH   5%   Other   47%

Middle Market Lending Portfolio   Lien Position Industry(1) Loan Size(2)    The Middle Market Lending portfolio grew to over $1.0 billion in assets at the end of Q4 2017, an ~18% increase from   Q3 2017    Second lien exposure has increased to 44% as AMML has more acutely focused on targeting second lien investments   with cash flow characteristics that allow borrowers to quickly de-lever, resulting in first lien-like exposure with   incremental returns    Unlevered portfolio yield of 8.61% at the end of Q4 2017    Portfolio of ~35 borrowers is well diversified by sponsor, industry and borrower   Total Dedicated Capital: $0.8 billion   Note: Data as of December 31, 2017. Percentages based on amortized cost and may not sum to 100% due to rounding.   (1) Based on Standard Industrial Classification industry categories.   (2) Breakdown based on aggregate dollar amount of individual investments made within the respective loan size buckets. Multiple investment positions with a single obligor shown as one individual investment. 24   23%   22%   8%   7%   6%   6%   5%   23%   Technology Healthcare Business Services   Transportation Coating/Engraving, Allied Telecommunications   Specialty Equipment Other   1st Lien   56%   2nd Lien   44%   $0mm -   $20mm   34%   $20mm -   $40mm   26%   $40mm -   $60mm   17%   $60mm+   23%

Performance Highlights and Trends   Unaudited, dollars in thousands except per share amounts   *Represents a non-GAAP financial measure; see Appendix.   (1) Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017, includes cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred stock as of   September 30, 2017.   (2) Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through   earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll   income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs (a component of net unrealized gains (losses) on investments measured at fair value through earnings). Core earnings (excluding PAA) excludes   the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-   backed securities.   (3) Includes non-Agency securities, credit risk transfer securities and residential mortgage loans; includes consolidated VIEs.   (4) Includes consolidated VIEs and loans held for sale.   (5) Debt consists of repurchase agreements, other secured financing, securitized debt, participation sold, and mortgages payable. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.   (6) Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing and securitized debt,   participation sold and mortgages payable are non-recourse to the Company and are excluded from this measure.   (7) Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans, commercial real estate debt investments and preferred equity investments, loans held for sale, investments in commercial real estate and   corporate debt, net of financing.   December 31, September 30, June 30, March 31, December 31,   2017 2017 2017 2017 2016   GAAP net income (loss) per average common share   (1)   $0.62 $0.31 ($0.01) $0.41 $1.79   Core earnings (excluding PAA) per average common share*   (1)(2)   $0.31 $0.30 $0.30 $0.31 $0.30   Core earnings per average common share*   (1)(2)   $0.30 $0.26 $0.23 $0.29 $0.53   PAA cost (benefit) per average common share $0.01 $0.04 $0.07 $0.02 ($0.23)   Dividends declared per common share $0.30 $0.30 $0.30 $0.30 $0.30   Book value per common share $11.34 $11.42 $11.19 $11.23 $11.16   Annualized GAAP return (loss) on average equity 20.58% 10.98% 0.46% 13.97% 57.23%   Annualized core return on average equity (excluding PAA)* 10.67% 10.57% 10.54% 10.66% 10.13%   Net interest margin 1.47% 1.33% 1.23% 1.47% 2.49%   Net interest margin (excluding PAA)* 1.51% 1.47% 1.53% 1.55% 1.53%   Agency mortgage-backed securities and debentures $90,551,763 $85,889,131 $73,963,998 $72,708,490 $75,589,873   Mortgage servicing rights 580,860 570,218 605,653 632,166 652,216   Residential credit portfolio   (3)   3,187,380 2,706,092 2,619,564 2,778,452 2,468,318   Commercial real estate investments   (4)   4,604,388 5,321,786 5,375,251 5,550,464 5,881,236   Corporate debt 1,011,275 856,110 773,957 841,265 773,274   Total residential and commercial investments $99,935,666 $95,343,337 $83,338,423 $82,510,837 $85,364,917   Leverage, at period-end   (5)   5.7x 5.4x 5.6x 5.6x 5.8x   Economic leverage, at period-end   (6)   6.6x 6.9x 6.4x 6.1x 6.4x   Credit portfolio as a percentage of stockholders' equity   (7)   24% 23% 20% 21% 20%   For the quarters ended   25

Appendix: Non-GAAP Reconciliations

To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be   considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s   period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their   most directly comparable GAAP results are provided below.   Unaudited, dollars in thousands except per share amounts   27   Non-GAAP Reconciliations   * Represents a non-GAAP financial measure.   (1) Represents a component of Net gains (losses) on trading assets.   (2) Represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on investments measured at fair   value.   (3) Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017, includes cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred stock as of   September 30, 2017.   December 31, September 30, June 30, March 31, December 31,   2017 2017 2017 2017 2016   GAAP to Core Reconciliation   GAAP net income (loss) $746,771 $367,315 $14,522 $440,408 $1,848,483   Less:   Realized (gains) losses on termination of interest rate swaps 160,075 - 58 - 55,214   Unrealized (gains) losses on interest rate swaps (484,447) (56,854) 177,567 (149,184) (1,430,668)   Net (gains) losses on disposal of investments (7,895) 11,552 5,516 (5,235) (7,782)   Net (gains) losses on trading assets (121,334) (154,208) 14,423 (319) 139,470   Net unrealized (gains) losses on investments measured at fair value through earnings 12,115 67,492 (16,240) (23,683) (110,742)   Net (income) loss attributable to non-controlling interest 151 232 102 103 87   Plus:   TBA dollar roll income   (1)   89,479 94,326 81,051 69,968 98,896   MSR amortization   (2)   (19,331) (16,208) (17,098) (14,030) (27,018)   Core earnings* $375,584 $313,647 $259,901 $318,028 $565,940   Less:   Premium amorization adjustment (PAA) cost (benefit) 11,367 39,899 72,700 17,870 (238,941)   Core Earnings (excluding PAA)* 386,951 353,546 332,601 335,898 326,999   AAP net income (loss) per average common share   (3)   $0.62 $0.31 ($0.01) $0.41 $1.79   Core earnings per average common share   (3)   * $0.30 $0.26 $0.23 $0.29 $0.53   Core earnings (excluding PAA) per average common share   (3)   * $0.31 $0.30 $0.30 $0.31 $0.30   Annualized GAAP return (loss) on average equity 20.58% 10.98% 0.46% 13.97% 57.23%   Annualized core return on average equity (excluding PAA)* 10.67% 10.57% 10.54% 10.66% 10.13%   For the quarters ended

Non-GAAP Reconciliations (Cont’d)   To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered   a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-   period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly   comparable GAAP results are provided below.   Unaudited, dollars in thousands except per share amounts   28   December 31, September 30, June 30, March 31, December 31,   2017 2017 2017 2017 2016   Premium Amortization Reconciliation   Premium amortization expense $203,951 $220,636 $251,084 $203,634 ($19,812)   Less:   PAA cost (benefit) $11,367 $39,899 $72,700 $17,870 ($238,941)   Premium amortization expense (excluding PAA) $192,584 $180,737 $178,384 $185,764 $219,129   Interest Income (excluding PAA) Reconciliation   GAAP interest income $745,423 $622,550 $537,426 $587,727 $807,022   PAA cost (benefit) $11,367 $39,899 $72,700 $17,870 ($238,941)   Interest income (excluding PAA)* $756,790 $662,449 $610,126 $605,597 $568,081   Economic Interest Expense Reconciliation   GAAP interest expense $318,711 $268,937 $222,281 $198,425 $183,396   Add:   Interest expense on interest rate swaps used to hedge cost of funds 73,957 78,564 84,252 88,966 92,841   Economic interest expense* $392,668 $347,501 $306,533 $287,391 $276,237   Economic Net Interest Income (excluding PAA) Reconciliation   Interest income (excluding PAA) $756,790 $662,449 $610,126 $605,597 $568,081   Less:   Economic interest expense* 392,668 347,501 306,533 287,391 276,237   Economic net interest income (excluding PAA)* $364,122 $314,948 $303,593 $318,206 $291,844   Economic Metrics (excluding PAA)   Interest income (excluding PAA) $756,790 $662,449 $610,126 $605,597 $568,081   Average interest earning assets $100,247,589 $89,253,094 $83,427,268 $85,664,151 $84,799,222   Average yield on interest earning assets (excluding PAA)* 3.02% 2.97% 2.93% 2.83% 2.68%   Economic interest expense $392,668 $347,501 $306,533 $287,391 $276,237   Average interest bearing liabilities $85,992,215 $76,382,315 $70,486,779 $72,422,968 $72,032,600   Average cost of interest bearing liabilities 1.83% 1.82% 1.74% 1.59% 1.53%   Net interest spread (excluding PAA)* 1.19% 1.15% 1.19% 1.24% 1.15%   Net interest margin (excluding PAA)* 1.51% 1.47% 1.53% 1.55% 1.53%   For the quarters ended   * Represents a non-GAAP financial measure.